Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 33-80865) pertaining to the Buckeye Retirement Plus Savings Plan of our report dated November 11, 2002 with respect to the financial statements and schedules of the Buckeye Retirement Plus Savings Plan included in this Annual Report (Form 11-K) for the year ended June 30, 2002.


                                                   /S/ THOMPSON DUNAVANT PLC
                                                   -------------------------
                                                   Thompson Dunavant PLC

Memphis, Tennessee
December 26, 2002